EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
OF DELTA PETROLEUM CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
I certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Delta Petroleum Corporation for the period ending September 30, 2005:
(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Delta Petroleum Corporation.
/s/ Kevin K. Nanke
Kevin K. Nanke
Chief Financial Officer

November 9, 2005
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Delta Petroleum Corporation and will be retained by Delta Petroleum Corporation and furnished to the Securities and Exchange Commission upon request.